Exhibit 10.70
Execution Version
JOINDER AND AMENDMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

January 22, 2021
The undersigned is executing and delivering this Joinder and Amendment pursuant to (i) the Amended and Restated Registration Rights Agreement, dated as of January 23, 2018 (as the same may be amended from time to time, the “Registration Agreement”), by and among R1 RCM Inc., a Delaware corporation (the “Company”), TCP-ASC ACHI Series LLLP, a Delaware limited liability limited partnership ("TCP-ASC"), and IHC Health Services, Inc., a Utah non-profit corporation, and (ii) the Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and among the Company and the undersigned. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Registration Agreement.
The undersigned, the Company and TCP-ASC hereby agree that (i) the undersigned shall become a party to, be bound by and be required to comply with the provisions of the Registration Agreement as an “Investor” and a holder of Registrable Securities, provided that the undersigned shall not have any rights under Section 2 of the Registration Agreement and shall not be bound by or required to comply with Section 9 of the Registration Agreement if the undersigned chooses not to participate in the applicable registered public sale of securities by the Company, (ii) the shares of Common Stock issued by the Company to the undersigned pursuant to the Purchase Agreement shall be deemed Registrable Securities, subject to the exclusions set forth in the definition of Registrable Securities in the Registration Agreement and (iii) any notice required as permitted by the Registration Agreement shall be given to the undersigned at the address below:

LifePoint Health, Inc. 330 Seven Springs Way Brentwood, Tennessee Attention: General Counsel Email: Jennifer.Peters@lpnt.net

Sidley Austin LLP 787 Seventh Avenue New York, New York Attention: Tony D. Feuerstein Daniel L. Serota Email: tfeuerstein@sidley.com; dserota@sidley.com
The parties agree that except to the extent of the changes described herein, the Registration Agreement shall remain in full force and effect in accordance with its terms.
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Accordingly, the undersigned has executed and delivered this Joinder and Amendment as of the date first set forth above.

SHARED BUSINESS SERVICES, LLC
By: /s/ Jason Ross
Name: Jason Ross
Title: President

Agreed and Acknowledged:
R1 RCM INC.
By: /s/ M. Sean Radcliffe
Name: M. Sean Radcliffe
Title: EVP, General Counsel

TCP-ASC ACHI SERIES LLLP

By: TCP-ASC GP, LLC, its General Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Vice President

Signature Page to Joinder and Amendment to Amended and Restated Registration Rights Agreement